SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        Merge Technologies Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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

			   Merge Technologies Incorporated
	                       1126 South 70th Street
	                  Milwaukee, Wisconsin  53214-3151
                                  (414) 977-4000

		     ==========================================
              	      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 	             ==========================================


To the Shareholders of Merge Technologies Incorporated:

	Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") of Merge Technologies Incorporated, a Wisconsin corporation doing business as Merge eFilm (the "Company"), will be convened at the Embassy Suites Hotel, 1200 South Moorland Road, Brookfield, Wisconsin on May 20, 2004, at 10:00 a.m. Central Time (the "Meeting Date"). All Shareholders of the Company (the "Shareholders") are entitled to attend the Meeting. The Annual Meeting will be held for the purpose of considering and voting upon proposals to:

	1.	Elect nine (9) individuals to serve as Directors until the
		next annual meeting of Shareholders or otherwise as provided in the Amended and Restated Bylaws of the Company; and

	2.	Transact such other business as may properly come before the
		Annual Meeting, or any adjournment thereof.

	Only Shareholders of record at the close of business on March 19, 2004, are entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof (the "Eligible Holders"). Unless otherwise defined, capitalized terms in this Notice shall have the meaning ascribed to them in the Proxy Statement accompanying this Notice.

	A Proxy Statement and proxy are enclosed. Whether or not you expect to attend the Annual Meeting, it is important that you promptly fill in, sign, date and mail the proxy in the enclosed envelope so that you may vote your shares.

			By order of the Board of Directors:


			/s/  Richard A. Linden
			---------------------------------------
			Richard A. Linden
			President and Chief Executive Officer


Milwaukee, Wisconsin
April 12, 2004

	The Company's 2003 Annual Report to Shareholders is enclosed with this Notice and Proxy Statement.

		    ========================================
                                 PROXY STATEMENT
                                      FOR
                      ANNUAL MEETING OF SHAREHOLDERS OF
                        MERGE TECHNOLOGIES INCORPORATED
                                  MAY 20, 2004
	            ========================================

	This Proxy Statement is furnished to the holders of shares (the "Shareholders") of Common Stock, par value $0.01 per share (the "Common Shares" or "Common Stock"), of MERGE TECHNOLOGIES INCORPORATED, a Wisconsin corporation doing business as Merge eFilm (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Directors" or the "Board") for use at the annual meeting of Shareholders to be held on May 20, 2004 (the "Annual Meeting" or the "Meeting"), or any adjournment thereof. The Annual Meeting will be convened at approximately 10:00 a.m. Central Time. Any adjournment or postponement thereof will be announced at the Annual Meeting. This Proxy Statement, the enclosed Notice and proxy were first sent or given to Shareholders on or about April 12, 2004.

	The Company will make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by those persons. The Company may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding the materials. The Company will bear the cost of soliciting proxies, although the Company currently does not intend to solicit proxies. Brokerage firms, fiduciaries, nominees and others holding Common Shares for beneficial owners will be reimbursed for the out-of-pocket expenses in forwarding proxy materials to these beneficial owners. In addition to the use of the mail, proxies may be solicited by Directors, officers and employees of the Company, who will not be specifically compensated for these services, by means of personal calls upon, or telephonic, telegraphic or telefacsimile communications with, Shareholders or their representatives.

	Only Common Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares represented by that proxy will be voted as specified. If a Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Common Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting the Common Shares in person.

	The close of business on March 19, 2004, has been fixed as the date for determining Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Company had 12,944,675


<PAGE 1>


Common Shares outstanding which have voting rights, including: (i) 12,607,530 shares of Common Stock, (ii) one Preferred Series Special Voting Share, which entitles the holder of record of such share to voting rights equal to 1,000 Common Shares, and (iii) one Preferred Series 2 Special Voting Share, which entitles the holder of record of such share to voting rights equal to 336,145 Common Shares. The Preferred Series Special Voting Share was issued by the Company in connection with the Company's acquisition of Interpra Medical Imaging Network Ltd., now known as eFilm Medical Inc. ("Interpra"), to provide voting rights to holders of Interpra Exchangeable Shares, which shares are convertible into Common Shares. The Preferred Series 2 Special Voting Share was issued by the Company in connection the Company's acquisition of eFilm Medical Inc. ("eFilm") to provide voting rights to holders of eFilm Exchangeable Shares, which shares are convertible into Common Shares. Both the Preferred Series Special Voting Share and the Preferred Series 2 Special Voting Share will be treated as Common Shares having 1,000 and 336,145 votes, respectively, at the Annual Meeting.
Directors and named executive officers of the Company own 1,305,251 Common Shares or approximately ten percent (10%) of the Company's total outstanding Common Shares and intend to vote in favor of the proposals. Only
Shareholders of record as of the Record Date (the "Eligible Holders") will be entitled to vote at the Annual Meeting. A complete list of Eligible Holders will be available for inspection at the Company's offices beginning two (2) business days after the date of this Notice. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed for the Annual Meeting who will determine whether or not a quorum is present. The presence of a majority of the outstanding Common Shares represented in person or by proxy at the Annual Meeting will constitute a quorum.

	The nine (9) nominees receiving the highest vote totals of the shares of Common Stock, including the Common Shares represented by the Preferred Series Special Voting Share and the Preferred Series 2 Special Voting Share, by Eligible Holders in person or represented by proxy at the Annual Meeting will be elected as Directors of the Company. The affirmative vote of a majority of the shares of Common Stock, including the Common Shares represented by the Preferred Series Special Voting Share and the Preferred Series 2 Special Voting Share, by Eligible Holders present in person or represented by proxy at the Annual Meeting is required for approval of any other matter which is properly brought before the meeting. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes (shares not voted by brokers due to the absence of instructions from street name holders) on a matter are not considered voted or as present or represented on that matter and will have no effect on the outcome of the election of Directors.

	The mailing address of the principal executive offices of the Company is 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151. The Company's Shareholder e-mail address is shareholder-info@merge-efilm.com and the Company's web site is located at www.merge-efilm.com. The Common Shares are included for quotation on the Nasdaq National Market under the symbol "MRGE."

                THE DATE OF THIS PROXY STATEMENT IS APRIL 12, 2004.


<PAGE 2>


                                AVAILABLE INFORMATION
			       -----------------------

	The Company files reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning the Company can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N. W., Washington, D. C.
20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington, D. C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Common Shares are included for quotation on the Nasdaq National Market and copies of reports and other material concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N. W., 8th Floor, Washington, D. C. 20006.


                                     SUMMARY
				    ---------

	The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere in this Proxy Statement. Unless the context otherwise requires, all references in this Proxy Statement to the "Company" refer to Merge Technologies Incorporated doing business as Merge eFilm and its subsidiaries.


           MATTERS TO BE CONSIDERED BY SHAREHOLDERS AT THE ANNUAL MEETING
	  ----------------------------------------------------------------

	The Annual Meeting of Shareholders of the Company will be held for the purpose of considering and voting upon proposals to:

	1.	Elect nine (9) individuals to serve as Directors until the
		next annual meeting of Shareholders or otherwise as provided in the Bylaws of the Company; and

	2.	Transact such other business as may properly come before the
		Annual Meeting, or any adjournment thereof.

	Only Shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof.


                     PROPOSAL REGARDING ELECTION OF DIRECTORS
		    ------------------------------------------

	Nine (9) individuals will be elected at the Annual Meeting to serve as Directors until the next annual meeting of the Shareholders or otherwise as provided in the Bylaws. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the


<PAGE 3>


votes will be cast for a substitute nominee designated by the Board. The Directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

	The nominees for election to the Board are as follows:

	William C. Mortimore, 58, founder of the Company and an executive officer, is Chairman of the Board and Chief Strategist since September 2000, as President and Chief Executive Officer from November 1987 through August 2000 and as a member of the Board of Directors of the Company since its inception in November 1987. Mr. Mortimore has served as co-founder and a senior manager of several businesses in the fields of information communications technology, healthcare services and real estate and has been responsible for securing public and private financing for these organizations. Mr. Mortimore is an original member of the American College of Radiology / National Association of Electrical Manufacturers ("ACR / NEMA") committee responsible for establishing and maintaining the DICOM medical imaging standard. Mr. Mortimore has served as a member of the Board of Directors of the Diagnostic Imaging Division of NEMA, since the Spring of 1996. Mr. Mortimore has also served as a member of the Board of Directors of MRI Devices, Inc., a privately held diagnostic imaging manufacturer, since November 2002. Mr. Mortimore received a B. S. in Electrical Engineering from Michigan State University, an M.E.E. from the University of Minnesota and pursued doctoral studies in Electrical Engineering at the University of Minnesota.

	Robert A. Barish, M. D., 50, a Director, is Associate Dean for Clinical Affairs and Professor of Surgery and Medicine at the University of Maryland School of Medicine. From 1996 to 1998, he served as the Chief Executive Officer of University Care, for University of Maryland Medical. He is a Trustee of the Endowment Fund of the University of Maryland. Dr. Barish holds a B. A. from the University of New Hampshire, an M. D. from the New York Medical College and an M.B.A. from Loyola College. Dr. Barish has been a Director of the Company since its initial public offering in February 1998.

	Dennis Brown, 56, a Director, is Vice President of Finance, Chief Financial Officer and Treasurer of Apogent Technologies Inc. ("Apogent"), a New York Stock Exchange company located in Portsmouth, New Hampshire, and has served in such capacities since January 2003. From December 2000 through January 2003, Mr. Brown served as a financial consultant to Apogent. Mr.
Brown has also served as Vice President, Chief Financial Officer and Treasurer of Sybron International Corporation ("Sybron"), a publicly traded company formerly headquartered in Milwaukee, Wisconsin. He served in that capacity from January 1993 through December 2000, at which time Sybron was reorganized through a tax free spin off of its dental group located in Orange, California, and the relocation of its life sciences group to Portsmouth, New Hampshire, at which point Sybron was renamed Apogent. Mr. Brown is a member of the Board of Directors of Sybron Dental Specialties Incorporated, a New York Stock Exchange company. Mr. Brown is a Fellow of the Chartered Institute of Management Accountants (England). Mr. Brown has served as a director since May 2003 and previously served as a director of the Company from the date of its initial public offering in February 1998 until May 2000.

	Michael D. Dunham, 58, a Director, is Senior Vice President of Business Development of Industrial & Financial Systems, IFS AB, a publicly traded Sweden-based corporation that markets and supports manufacturing software


<PAGE 4>


systems, since 1999. Mr. Dunham is also the owner and since 2002 has served as President of Dunham Global Associates, Ltd., which owns three private companies in the software technology industry. Mr. Dunham co-founded and served as Chief Executive Officer of publicly traded Effective Management Systems, Inc. between 1978 and 1999. Mr. Dunham is a director of Heartland Group, Inc., a mutual funds holding company, and a director of the bank subsidiary of Merchants & Manufacturers Bancorporation Inc. with which the Company has its depository accounts and line of credit. Mr. Dunham has also served as a Director of the Milwaukee Metropolitan Association of Commerce, since 1991. Mr. Dunham holds a B. S. in Electrical Engineering from the University of Denver and a M.M.S. from the Stevens Institute of Technology.
Mr. Dunham has been a Director of the Company since its initial public offering in February 1998.

	Robert T. Geras, 66, a Director, has been a Shareholder of the Company since May 1989 and a Director of the Company prior to its initial public offering in 1998. Since January 2004, Mr. Geras has been a director of Capital Growth Systems, Inc., a public reporting holding company for Nexvu Technologies LLC, an application performance management software company. Mr. Geras has been a private venture investor for more than 25 years and has participated as a director of, investor in, and/or advisor to numerous small businesses in fields ranging from medical equipment, computer software, banking, telecommunications, industrial distribution and internet. He has also assisted in corporate planning, capital formation and management for his various investments. Mr. Geras holds a B.S.B.A. from Northwestern University.

	Anna M. Hajek, 55, a Director, has been President and Chief Executive Officer of Clarity Group, Inc., a business operations and insurance management firm, since she co-founded the firm in 2000. From 1995 to 2000, Ms. Hajek served as Executive Vice President and President of the Healthcare Risk Services Group operating division of MMI Companies, Inc., a New York Stock Exchange company specializing in risk management and liability insurance to the healthcare industry. From 1985 to 1994, she served in various other capacities at MMI. Prior to that time, Ms. Hajek worked in hospital and academic medical center settings in her capacity as a medical technologist and educator. Ms. Hajek received her B. A. with honors from the College of St. Teresa, Winona, Minnesota, and her Masters Degree in Health Professions Education from the University of Illinois at Chicago. She holds an active Medical Technologist Certification from the American Society of Clinical Pathologists. Ms. Hajek joined the Board of Directors in May 2001.

	Richard A. Linden, 43, a Director and an executive officer, joined the Company as its President and Chief Executive Officer and a member of its Board of Directors in September 2000 with over 17 years of technology and healthcare industry experience. Prior to joining the Company, Mr. Linden held several executive positions with MMI Companies, Inc., a New York Stock Exchange company, specializing in clinical risk management, professional services and liability insurance to the healthcare industry. From October 1999 to August 2000, Mr. Linden served as President of MMI's Healthcare Consulting Group. From April 1998 to September 1999, he served as Chief Operating Officer for MMI's Healthcare Consulting Group and from April 1992 to March 1998, he served as MMI's Chief Information Officer. Mr. Linden received his B. S. in Systems Analysis from Miami University, Ohio and his M.B.A. from the University of Chicago.


<PAGE 5>


	Richard A. Reck, 54, a Director, is the President of Business Strategy Advisors, LLC, a strategy consulting firm, and has served in such capacity since August 2002. Mr. Reck joined the certified public accounting firm of KPMG LLP in June 1973 and remained in their employ until his retirement as a Partner in July 2002. Since March 2004, Mr. Reck has served as a director of Sivex Technologies, Inc., a privately held software company. Since 2002, Mr. Reck has served as a director of Greenbrier & Russel, Inc., as Chairman; and Liquid Generation, Inc., as Vice Chairman; both of which are privately held companies. Mr. Reck also serves on the boards of three not for profit entities: the Chicago Software Association, which is a trade association servicing software companies in the Midwest; the Illinois Coalition, which is a public / private partnership between businesses and the State of Illinois, with its objective being to foster economic growth in Illinois; and the Advisory Board of the Illinois Fatherhood Initiative, to provide focus on the importance of fathers in the growth and development of children. Mr. Reck holds a B. A. in Mathematics from DePauw University and an M.B.A. in Accounting from the University of Michigan. Mr. Reck has been a Director of the Company since
April of 2003.

	Frank Seidelmann, D.O., 57, a Director, was appointed to the Board in August 2003 to satisfy a term in the Merger Agreement with RIS Logic Incorporated ("RIS Logic"), which was acquired by the Company in July 2003.
Dr. Seidelmann is a diagnostic neuroradiologist, certified by the American Board of Radiology, with more than 25 years experience in both academic and private practice radiology. Dr. Seidelmann has been Vice President of Franklin & Seidelmann since September 2001. From November 1999 to August 2001 he was President of Seidelmann & Associates and from December 1997 to October 1999 was a physician employed by Team Health. He is also currently President and Chief Executive Officer of American Teleradiology Management Group and Precision Diagnostic Imaging. Dr. Seidelmann formerly held the position of Assistant Professor of Radiology at Upstate Medical Center, SUNY in Syracuse, and Associate Professor of Radiology at Case Western Reserve University School of Medicine. Dr. Seidelmann has been Chairman of several hospital radiology departments. He is also a teleradiologist with licenses in 45 states providing MRI interpretations throughout the country. He has published more than 40 articles and has contributed to four books. He is presently a Clinical Professor of Radiology at Ohio University.


BOARD COMMITTEES; INDEPENDENCE OF DIRECTORS
---------------------------------------------

	The Board is required to meet at least once per year, either in person or by telephonic conference. The Board met seven (7) times during the calendar year 2003. All of the Directors attended at least seventy five percent (75%) of the number of meetings of the Board of Directors, and the number of meetings of all committees on which they served.

	The Board of Directors has four (4) standing committees: an Audit Committee; a Compensation Committee; an Executive Committee and a Nominating Committee.

	The Audit Committee recommends engagement of the Company's independent accountants, approves services performed by these accountants, and reviews and evaluates the Company's accounting system and its system of internal accounting controls. The Audit Committee, which met ten (10) times in 2003, is currently comprised of Dennis Brown, as chair, Michael D. Dunham, and Robert T. Geras. Mr. Brown is the designated financial expert. All of the members of the Audit


<PAGE 6>


Committee are independent, as independence is defined in Section 4200 of the rules of the NASD Manual of the National Association of Securities Dealers, Inc. ("NASD").

	The Compensation Committee reviews the compensation of the executive officers of the Company providing its recommendations to the Board of Directors with respect to the same. This committee also reviews and administers the granting of stock options under the Company's Option Plan.
The Compensation Committee met five (5) times in 2003 and is currently comprised of Anna M. Hajek, as chair, and Richard A. Reck. All of the members of the Compensation Committee are currently independent, as independence is defined in Section 4200 of the rules of the NASD Manual.

	The Executive Committee provides guidance to management on corporate matters such as strategic relationships, capital formation and business planning. The Executive Committee met five (5) times in 2003. It is currently comprised of Richard A. Linden, as chair, Michael D. Dunham, Robert T. Geras and William C. Mortimore.

	The Nominating Committee nominates candidates for the Board and will consider nominees recommended by Shareholders. The Nominating Committee, which met one (1) time in 2003, is currently comprised of Michael D. Dunham, as chair, Robert A. Barish, M. D. and Anna M. Hajek. All of the members of the Nominating Committee are independent, as independence is defined in
Section 4200 of the rules of the NASD Manual.

	All members of the Board of Directors and all nominees, being the same persons, are independent other than Messrs. Linden and Mortimore who are employed as senior executives of the Company. As of the date of the Company's 2004 Annual Meeting of Shareholders, Mr. Reck will no longer be independent, as that term is defined in Section 4200 of the rules of the NASD Manual, as Mr. Reck was associated with the Company's public accounting firm of KPMG LLP until his retirement as a Partner in July 2002.

	The Company strongly encourages its directors to attend the Annual Meeting of Shareholders. At the 2003 Annual Meeting of Shareholders, eight of nine directors were in attendance at such meeting.

	For a discussion of Directors' compensation, as well as additional information regarding the management of the Company, see "Management, Executive Officers" and "Compensation of Directors and Executive Officers."

	RECOMMENDATION OF THE BOARD: The Board recommends and nominates Messrs. Mortimore, Linden, Dr. Barish, Messrs. Brown, Dunham, Geras, Ms. Hajek, Mr. Reck and Dr. Seidelmann for election as Directors of the Company by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the Bylaws.

	VOTE REQUIRED: The nine (9) nominees receiving the highest vote totals will be elected as Directors of the Company.


<PAGE 7>


AUDIT COMMITTEE REPORT
-----------------------

	The Audit Committee adopted a new charter on February 17, 2004, which charter was ratified and adopted by the Board of Directors on March 2, 2004, to replace the charter which had previously been in effect. The Audit Committee's new charter is included herewith as Appendix A.

	The Audit Committee has also adopted certain preapproval categories for each fiscal year. These categories relate to auditor assistance with periodic filings with the Commission, auditor assistance with Board approved capital raising or debt financing, auditor assistance with Board approved acquisitions, auditor assistance with due diligence, required responses to Commission comment letters, and auditor assistance with routine tax matters.

	We, the members of the Audit Committee of the Company, represent the following:

	1.	The Audit Committee has reviewed and discussed the Company's
		audited financial statements with management of the Company;

	2.	The Audit Committee has discussed with KPMG LLP, the Company's
		independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented;

	3.	The Audit Committee has received the written disclosures and
		the letter from KPMG LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with KPMG LLP its independence; and

	4.	Based on the review and discussions referred to above, the
		Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

		Dennis Brown, Chair	Michael D. Dunham	Robert T. Geras


NOMINATING COMMITTEE COMPOSITION AND PROCEDURES
------------------------------------------------

	The Nominating Committee adopted a charter on March 2, 2004, which is included herewith as Appendix B to this Proxy Statement. The Nominating Committee will consider candidates for nomination as a director recommended by Shareholders, directors, officers, third party search firms and other sources. In evaluating candidates, the Committee considers the attributes of the candidate (including public company background, healthcare/information technology experience, integrity, strategic contribution, and ability to devote requisite time) and the needs of the Board, and will review all candidates in the same manner, regardless of the source of the recommendation. The Nominating Committee will consider individuals recommended by Shareholders for nomination as a director in accordance with the procedures described under "Shareholder Proposals and Nominations."


<PAGE 8>


COMPENSATION COMMITTEE REPORT
------------------------------

	The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors for approval regarding the compensation of the Company's named executive officers and reviews compensation of the Company's employees as a whole. Executive officers who are directors, namely Messrs. Linden and Mortimore, do not participate in decisions involving any element of their respective compensation. Each member of the Compensation Committee is independent as defined by applicable law and the Nasdaq Stock Market listing standards. It is the responsibility of the Compensation Committee to determine whether in its judgment the executive compensation policies are reasonable and appropriate and effectively serve the best interests of the Company and its Shareholders.


Compensation Philosophy and Policies for Executive Officers
------------------------------------------------------------

	The Compensation Committee believes that the primary objectives of the Company's executive compensation policies should be:

	* to attract and retain talented executives by providing compensation that is, overall, highly competitive with the compensation provided to executives at companies of comparable position in the health care information technology industry, while maintaining compensation within levels that are consistent with the Company's annual budget, financial objectives and operating performance;

	* to provide appropriate incentives for executives to work toward the achievement of the Company's annual financial performance and business goals based on the Company's annual budget; and

	* to more closely align the interests of the executive officers with those of the Shareholders and the long-term interests of the Company by providing long-term incentive compensation in the form of stock options or other equity based long-term incentive compensation.

	The Compensation Committee reviews executive compensation policies annually taking into consideration the Company's financial performance, its annual budget and its position within the health care information technology industry, as well as the executive compensation policies of similar companies in the same industry.

	The Compensation Committee believes that in addition to corporate performance, it is appropriate in setting and reviewing executive compensation to consider the level of experience and responsibilities of each executive officer as well as the personal contributions a particular individual may make to the success of the corporate enterprise.


Compensation of Named Executive Officers
-----------------------------------------

	The Compensation Committee believes that the compensation of executive officers should be comprised of base salary, annual incentive and discretionary bonuses, and long-term compensation and has applied the policies described herein to fiscal 2003 compensation for executive officers as described below.


<PAGE 9>


	Base Salary. The Compensation Committee determined on the basis of its experience in business generally, of discussions with the Chief Executive Officer, and with the Company, specifically, what it viewed to be appropriate levels of base salary after taking into consideration the contributions of each executive officer and the performance of the Company. In making its review, the Compensation Committee determined that an increase in base salary for the Chief Executive Officer, Richard A. Linden, from $200,000 per annum to $225,000 per annum was appropriate, and presented its recommendation to the Board of Directors which approved such increase in base salary. In addition, the role of the Company's Chief Strategist, William C. Mortimore, was changed at the end of the 2003 fiscal year at the request of such executive officer and, as a result, the base salary of such executive officer was adjusted from $175,000 per annum to $100,000 per annum, which adjustment was approved by the Board of Directors. In March 2003, the Compensation Committee recommended to the Board of Directors an increase in the base salary of its Chief Financial Officer, Scott T. Veech, from $150,000 to $160,000 per annum and an increase in the base salary of its Senior Vice President, Operations and Product Innovation, David M. Noshay, from $120,000 to $127,500 per annum, each of which increase was approved by the Board of Directors. Also see the discussion of employment agreements entered into in 2004 under the heading "Compensation of Directors and Executive Officers."

	Annual Incentive Bonuses. In addition to discretionary bonuses, the Compensation Committee believes that there should be a program for annual incentive bonuses based on the Company's operating performance in relation to predetermined objectives and individual executive officer performance for the year then ended. To achieve this link with regard to current fiscal year performance, for fiscal 2003, the Compensation Committee relied on cash bonuses awarded under the Profit Sharing Bonus Plan under which cash awards could be earned by the executive officers based upon a comparison of revenue growth, expense management and earnings per share of the Company compared with targets for such categories approved by the Board of Directors on recommendation by the Executive Committee at the beginning of the fiscal year.

	Long-Term Incentive Compensation. Stock options, contributions under the Company's 401(k) Profit Sharing Plan and the availability of stock pursuant to the Company's Employee Stock Purchase Plan are the principal vehicles for payment of intermediate and long-term incentive compensation. The 401(k) Profit Sharing Plan, which is based on a calendar year, provides for a matching contribution by the Company of fifty percent (50%) of base pay up to two and one half percent (2.5%) of base pay.

	The Company has no set policy as to when stock options should be awarded, although historically the Company has awarded stock options to its executive officers annually. The Compensation Committee believes that the Company should continue to make it a part of its regular executive compensation policies to consider granting awards of stock options to executive officers to provide long-term incentives as part of the compensation package that is reviewed annually for each executive officer. The Company's stock option agreements generally have provided that the exercise price of each stock option was the closing price on the date on which the options were granted; each grant was subject to vesting conditions established at the date of the grant; and stock options vested on an equal basis over a period of four (4) years. The Compensation Committee's practice is that the material terms of stock options for executive officers should not be amended after grant. Historically, upon


<PAGE 10>


approval of the Board of Directors, the Compensation Committee has awarded options intended to be incentive stock options, rather than non-qualified options to its executive officers.

	The Compensation Committee believes that long-term stock-based incentive compensation should be structured so as to closely align the interests of the executive officers with the interests of the Company's Shareholders and, in particular, to provide only limited value (if any) in the event that the Company's stock price fails to increase over time. The Compensation Committee recommends for the approval of the Board of Directors the award of stock option grants to the executive officers and takes into account the recommendations of the Chief Executive Officer, prior to its recommendation to the Board of Directors, the approval of annual awards of long-term stock-based incentive compensation to the other executive officers. These stock options are granted, in part, to reward the executive officers for their long-term strategic management of the Company and to motivate the executive officers to improve Shareholder value by increasing this component of their compensation package, and reflect the Compensation Committee's objective to provide a greater portion of compensation for executive officers in the form of long-term equity based awards.

	During February 2003, on recommendation by the Compensation Committee, the Board of Directors awarded each of Messrs. Veech and Noshay 10,000 options. During November 2003, on recommendation by the Compensation Committee, the Board of Directors made a special award of 25,000 stock options to each of Messrs. Veech and Noshay as an incentive in connection with the internal reorganization of the Company and the increased responsibilities of such officers.


Compensation of Chief Executive Officer
-----------------------------------------

	The Compensation Committee believes that the compensation of the Chief Executive Officer is consistent with its general policies concerning executive compensation and is appropriately taking into consideration the Company's financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other intermediate and long-term incentive compensation.

	In February 2003, based on the recommendation of the Compensation Committee, the Board of Directors awarded the Chief Executive Officer 100,000 options in recognition of his performance results for the fiscal year 2002. In May 2003, on recommendation of the Compensation Committee, the Board of Directors awarded the Chief Executive Officer a discretionary bonus in the amount of $25,000 in recognition of his performance results for the first quarter of fiscal year 2003. In reviewing and approving the Chief Executive Officer's fiscal 2003 compensation, the Compensation Committee determined that his base salary should be increased, as noted above, and by its recommendation to the Board of Directors in awarding the Chief Executive Officer an annual bonus of $43,200, which recommendation was approved by the Board of Directors, determined that the Chief Executive Officer had achieved virtually all of his targeted goals for 2003.


<PAGE 11>


Compliance with Internal Revenue Code Section 162(m)
----------------------------------------------------

	The Compensation Committee also considers the potential impact of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which generally disallows a tax deduction to publicly held companies for compensation exceeding $1,000,000 in any taxable year paid to the Chief Executive Officer and any other executive officers. Under Code regulations, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee considers that its primary goal is to design compensation strategies that further the best interests of the Company and its Shareholders. To the extent they are consistent with that goal, the Compensation Committee attempts, where practical, to use compensation policies and programs that preserve the deductibility of compensation expenses.

		Anna M. Hajek, Chair		Richard A. Reck


                                    MANAGEMENT
				   ------------

Directors
----------

	For the names of and biographical information regarding each of the Directors and a discussion of Board Committees, see "Proposal Regarding Election of Directors."


Executive Officers
-------------------

	The names of the executive officers of the Company, and their respective ages and positions with the Company, are as follows:



Name			Age	Position
---------------------------------------------------------------------------------------

Richard A. Linden 	43	President and Chief Executive Officer, Director
William C. Mortimore 	58	Chief Strategist, Director
Scott T. Veech 		42	Chief Financial Officer, Treasurer and Secretary
David M. Noshay 	43	Senior Vice President, Product Innovation and Operations



	Scott T. Veech, has served as Chief Financial Officer, Treasurer and Secretary of the Company since August 2002. Prior to joining the Company, Mr. Veech was Chief Financial Officer of Penn Millers Insurance Company from August 2000 until March 2002 and was Vice President at MMI Companies, Inc. from September 1987 to August 2000. Mr. Veech has B. A. degrees in Accounting and Finance from Miami University, Ohio and a M.S.T. from DePaul University.

	David M. Noshay, has served as Senior Vice President, Product Innovation and Operations since November 2003. From December 2001 to November 2003, Mr. Noshay served as Vice President, Business Development. Mr. Noshay joined the company is September 1995 and previously served as Vice President, Strategic Marketing, as Vice President Sales, and Marketing - Systems and as Vice President, Marketing. Prior to joining the Company, Mr. Noshay was Sales Manager of Scitex Medical Systems, a manufacturer of medical image printing equipment, and has worked for such major medical companies as Konica Medical


<PAGE 12>


Corporation, Agfa Corporation and Siemens Medical Systems. Mr. Noshay holds a B. S. in Electrical Engineering and an M. S. in Biomedical Engineering from Rutgers University.

	The biographies of Mr. Mortimore and Mr. Linden appear above under the heading "Proposal Regarding Election of Directors."


Code of Ethics and Whistleblower Policy
----------------------------------------

	The Company adopted a Code of Ethics for its senior executives and a Whistleblower Policy for all employees. Such policies have been filed as exhibits to the Company's Form 10-K for the year ended December 31, 2003, with the Commission. These documents are available without charge upon request from the Company. See "Annual Report on Form 10-K" below.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
	       --------------------------------------------------


Directors' Compensation
------------------------

	Directors who are employees of the Company do not receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for certain expenses incurred in connection with attendance at Board meetings. The Board of Directors may, in its discretion, alter this policy in the future.

	Directors who are not employees of the Company receive (i) $2,500 per annum, to be increased to $5,000 per annum commencing May 20, 2004, for their participation on the Board; (ii) immediately exercisable options to purchase 5,000 shares, to be increased to 10,000 shares commencing May 20, 2004, of Common Stock under the Company's 1998 Stock Option Plan for Directors, as amended (the "Directors' Plan"), with an exercise price equal to the closing price of the Company's shares on the day before the Annual Shareholders' Meeting; and (iii) $1,000 for each Board meeting and for each Board committee meeting which they attend in person, and $500 for each Board and each Board committee meeting in which they participate by teleconference. Directors also are reimbursed for certain expenses incurred in connection with attendance at Board meetings.

	Options granted under the Directors' Plan shall expire at the earliest to occur of (i) the expiration of the option term (no more than ten (10) years), or (ii) the expiration of thirty (30) days from the date the Director ceases to serve on the Company's Board of Directors. Options granted under the Directors' Plan may be exercised in whole or in part until termination of the exercise period.

	The purposes of the Directors' Plan are to attract and retain the best available, qualified resources for service as Directors; to provide additional incentive to individuals to serve as Directors; to motivate Directors to achieve superior performance for the benefit of the Company's Shareholders; and to encourage Directors' continued service on the Board. Each option granted under the Directors' Plan is evidenced by a written agreement between the Company and the Director.


<PAGE 13>


Executive Compensation
-----------------------

	Set forth below is information concerning the compensation for 2003, 2002, and 2001 for the Company's President and Chief Executive Officer and each other named executive officer of the Company:

	 		     Summary Compensation Table
			    ----------------------------

								         Long Term
									 Compensation
			   Annual Compensation			 	 Awards

---------------------------------------------------------------------    ------------------------------
									  Securities
Name and Principal					 Other Annual	  Underlying	All Other
Position		Year	  Salary      Bonus(1)   Compensation	    Options	Compensation(2)
---------------------  ------    --------    ---------   ------------	 -----------   ----------------

Richard A. Linden	2003	 $220,833      $68,200	      -----	   100,000	  $  5,000
 President and Chief	2002	  195,833	37,245	      -----	     -----	     2,625
 Executive Officer	2001	  177,083	41,125	      -----	    30,000	    27,375(4)


William C. Mortimore	2003	 $162,500      $12,390	      -----	     -----	  $  3,250
 Chief Strategist	2002	  175,000	22,750	      -----	     -----	     3,500
			2001	  177,083	35,613	      -----	     -----	     3,541


Scott T. Veech (3)	2003	 $158,333      $30,400	      -----	    35,000	  $  3,958
 Chief Financial
 Officer, Secretary
 & Treasurer


David M. Noshay		2003	 $126,250      $24,480	      -----	    35,000	  $  3,106
 Senior Vice President	2002	  119,167	14,196	      -----	     4,000	     2,383
 Operations and		2001	  115,833	 2,000	      -----	     5,000	     2,450
 Product Innovation


(1)  Includes amounts earned and accrued during calendar year, but not paid until following calendar year.
(2)  Represents paid contributions to 401(k) plan for the benefit of employees.
(3)  Mr. Veech commenced employment in July 2002 and earned less than $100,000 in salary and bonus during 2002.
(4)  Includes the forgiveness of $25,000 in November 2001 of a loan to Mr. Linden used to buy the Company's
     Common Stock.  This loan was repaid in full in 2003.



<PAGE 14>



                                          Option Grants in Fiscal Year 2003


				Number of	 Percent of					Potential Realizable
				Securities	Total Options					Value(4) at Assumed
				Underlying	 Granted to					Annual Rates of Stock
				 Options	Employees in	Exercise	Expiration	Price Appreciate for
				 Granted	 Fiscal Year(1)	  Price		Date		Option Term
				----------	------------	---------	----------	---------------------

												 5%(4)	      10%(4)
												---------------------
Richard A. Linden..............  100,000 (2)	     15%	 $  7.17	02/20/2009	$243,849    $553,209

William C. Mortimore...........	   -----	  -----	   	   -----	     -----	   -----       -----

Scott T. Veech.................	  10,000 (2)	      2%	 $  7.17	02/20/2009	$ 24,385    $ 55,321
				  25,000 (3)	      4%	 $ 16.05	11/13/2009	$136,463    $309,589

David M. Noshay................	  10,000 (2)	      2%	 $  7.17	02/20/2009	$ 24,385    $ 55,321
				  25,000 (3)	      4%	 $ 16.05	11/13/2009	$136,463    $309,589


(1)	Of the 279,697 options granted to the employees of RIS Logic, does not include 127,697 of
	which were granted to replace existing options that such employees held in the predecessor
	company.  All of the options granted to RIS Logic employees at the date of the Company's
	acquisition were non-qualified options issued under the 2003 Stock Option Plan of the
	Company, an option plan established solely for acquisition purposes whereby only persons
	employed by entities acquired by the Company would be able to receive options in place
	of their existing options as well as receiving new options negotiated as part of, or
	advisable in connection with, such acquisition and thereby to facilitate such acquisition.
(2)	Options granted to purchase vest to the extent of 25% on the first, second, third and
	fourth anniversaries of the grant date.
(3)	Options granted to purchase vest to the extent of 25% on the date of grant, first, second,
	and third anniversaries of the grant date.
(4)	These hypothetical gains are based entirely on assumed annual growth rates of five
	percent (5%) and ten percent (10%) in the value of the Company's stock price over the
	entire life of these options.  These assumed rates of growth are selected by the Commission
	for illustration purposes only and are not intended to predict future stock prices, which
	will depend upon market conditions and the Company's future performance.  These calculations
	do not take into account any taxes or other expenses that might be owed.



 				     Aggregated 2003 Fiscal Year End Option Values


							    Number of Securities	     Value of Unexercised
							   Underlying Unexercised		 In-the-Money
							         Options at			  Options at
			  Shares			      Fiscal Year End			Fiscal Year End(2)
			 Acquired	  Value		-----------------------------   ------------------------------
			on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
			-----------	----------	-----------	-------------	-----------	--------------

Richard A. Linden......       -----	     ----- 	    140,000	      185,000	$ 2,159,600	$  2,346,400

William C. Mortimore...	     10,000	$  157,348	    106,709	       35,569	$ 1,668,929	$    556,229

Scott T. Veech.........	      -----	     -----	     46,250	       68,750	$   531,138	$    655,712

David M. Noshay........	     50,791	$  234,010	     29,250	       36,750	$   383,858	$    258,152

(1)	The value realized is the difference between the fair market value of the underlying stock
	at the time of the exercise and the exercise price.
(2)	Based on year end price of $17.64 per share.



	As of March 1, 2004, the Company entered into amended and restated employment agreements with Richard A. Linden, William C. Mortimore and Scott T. Veech, and a new employment agreement with David M. Noshay. Each of these agreements is in effect until terminated by either the employee or the Company upon thirty (30) days written notice.


<PAGE 15>


	Mr. Linden's contract provides for a monthly salary of no less than $20,833 and an annual performance bonus of up to fifty percent (50%) of salary. Mr. Veech's contract provides for a monthly salary of no less than $14,166 and an annual performance bonus of up to twenty five percent (25%) of salary. At the time the terms of these agreements were reviewed, the Board of Directors also granted non-qualified stock options to Mr. Linden in the amount of 100,000 shares and to Mr. Veech in the amount of 25,000 shares. Mr. Noshay's contract provides for a monthly salary of no less than $11,666 and an annual performance bonus of up to twenty five percent (25%) of salary. Each of these contracts requires Messrs. Linden, Veech and Noshay to devote their full time and attention to the Company. Mr. Mortimore's contract provides for part-time employment at a rate no less than $8,333 per month, and a performance bonus of up to ten percent (10%) of salary. Each of the four employment agreements also includes confidentiality provisions, restrict the executive's ability to compete with the Company for a period of one (1) year (two (2) years for Mr. Mortimore) after termination. Under Wisconsin law, a non-compete clause in an employment agreement may be voided if the court determines that the non-compete clause is unfairly restrictive.

	Each of the contracts provides the executive severance pay following termination of employment under certain conditions. The amount of severance is twelve (12) months of salary, bonus and benefits in the case of Messrs. Linden and Veech, and six (6) months of salary, bonus and benefits in the case of Messrs. Noshay and Mortimore. Each of the contracts also provides for payment under certain conditions following a change of control. The amount of such change of control severance payments if the executive's employment terminates is twelve (12) months of salary, bonus and benefits in the case of each of Messrs. Linden, Veech, Noshay and Mortimore. All options previously granted to such executives will also fully vest upon a change of control. The contracts also provide for transition bonus payments of up to one (1) year upon a change of control if an acquirer asks the executive to remain with the Company. Change of control payments are to be grossed up for the effect of any federal income tax excise payments.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                    MANAGEMENT
	       ------------------------------------------------------

	The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of March 19, 2004, by: (i) each person that is known by the Company to beneficially own or exercise the voting or dispositive control over five percent (5%) or more of the outstanding
Common Shares; (ii) each Director and named executive officer; and (iii) all Directors and named executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire the beneficial ownership within sixty (60) days.


<PAGE 16>


              Beneficial Ownership of Common Shares on the Record Date
	     -----------------------------------------------------------

						    Shares Beneficially
						         Owned (1)
						--------------------------
Name and Address (2)				    Number	Percent
--------------------------------------------------------------------------

RS Investment Management (3)...................       870,250	   7%
Harvey L. Poppel (4)...........................       715,782	   6%
Robert A. Barish, M.D. (5).....................        99,181	  (*)
Dennis Brown (6)...............................         5,000     (*)
Michael D. Dunham (7)..........................        39,912     (*)
Robert T. Geras (8)............................       658,180      5%
Anna M. Hajek (9)..............................        22,983     (*)
Richard A. Linden (10).........................       316,850      2%
William C. Mortimore (11)......................       277,128      2%
David M. Noshay (12)...........................        40,556     (*)
Richard A. Reck (13)...........................         8,439     (*)
Frank Seidelmann, D.O. (14)....................       163,358      1%
Scott T. Veech (15)............................        52,250     (*)
All Directors, Director Nominees and
 Executive Officers as a Group (11 persons)....     1,683,837	  13%

(*)	Less than 1% of outstanding Common Stock.
(1)	Except pursuant to applicable marital property laws or as indicated in
	the footnotes to this table, to the Company's knowledge, each Shareholder identified in the table possesses sole voting and
	investment power with respect to all Common Stock shown as beneficially owned by such Shareholder.
(2)	The business address for RS Investment Management is 388 Market Street,
	Suite 1700, San Francisco, California 94111. The business address for Mr. Poppel is 1391 Sixth Street, Sarasota, Florida 34236. The business address for each of Messrs. Geras, Mortimore, Linden, Dr. Barish, Messrs. Brown, Dunham, Ms. Hajek, Mr. Reck and Dr. Seidelmann is Merge Technologies Incorporated, 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151.
(3) 	The Company has relied on information as provided in the Schedule 13G
	filed with the Commission on February 14, 2004, filed jointly pursuant to Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, by RS Investment Management Co. LLC, a holding company, and general partner
	of RS Investment Management, L. P., a registered investment advisor,
	and G. Randall Hecht as a control person of each of RS Investment Management Co. LLC and RS Investment Management, L. P. (collectively, "RS Investment Management") with respect to the number of shares beneficially owned by RS Investment Management. RS Investment Management has shared voting and dispositive power with respect to
	the number of shares beneficially owned.
(4) 	Includes 425,164 shares held by Poptech L. P., of which Mr. Poppel is
	the general partner.
(5) 	Includes vested options held by Dr. Barish to acquire 10,000 shares.
(6) 	Includes vested options held by Mr. Brown to acquire 5,000 shares.
(7) 	Includes vested options held by Mr. Dunham to acquire 32,500 shares.
(8) 	Reflects 203,164 shares held by trusts for the benefit of Mr. Geras'
	adult children, the beneficial ownership of which Mr. Geras disclaims, and includes vested options held by Mr. Geras to acquire 27,500 shares.
(9) 	Includes vested options held by Ms. Hajek to acquire 15,000 shares.
(10) 	Includes vested options held by Mr. Linden to acquire 115,000 shares.
(11) 	Includes vested options held by Mr. Mortimore to acquire 106,709 shares.
(12) 	Includes vested options held by Mr. Noshay to acquire 34,000 shares.
(13) 	Includes vested options held by Mr. Reck to acquire 5,411 shares.
(14) 	Reflects 63,358 shares held by trusts for the benefit of Dr.
	Seidelmann's adult children, the beneficial ownership of which Dr. Seidelmann disclaims. Reflects 96,284 shares held indirectly in trust by and for the benefit of Dr. Seidelmann's spouse. Includes vested options held by Dr. Seidelmann to acquire 3,716 shares.
(15) 	Includes vested options held by Mr. Veech to acquire 23,750 shares.


<PAGE 17>


	The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

	Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of equity securities of the Company with the Commission and the NASD. The Commission requires executive officers, Directors and greater than ten percent (10%) Shareholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

	To the Company's knowledge, based solely upon its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes, with the exception of the filings that were not made on a timely basis as noted below, that all filing requirements applicable to its executive officers, Directors, and greater than ten percent (10%) beneficial owners have been complied with during 2003. During 2003, three late filings were made on behalf of Catherine McCallum, a former officer of the Company, due to broker accountability; and one late filing was made on behalf of each of Mr. Noshay and Mr. Veech with respect to the reporting of option grants (derivative securities).


<PAGE 18>


                                 PERFORMANCE GRAPH
				-------------------

	The following graph sets forth a five (5) year comparison of the cumulative total Shareholder returns for the following: (a) the Company's Common Stock; (b) the Russell 2000(r); and (c) the NASDAQ Computer and Data Processing Index. All returns were calculated assuming dividend reinvestment on a quarterly basis for companies paying dividends.


		 MRGE (1)      RUT (2)      IXCO (3)
	       -----------   ----------    ----------
		Relative      Relative	    Relative
Date 		 Price 	       Price	     Price
-----------    -----------   ----------    ----------

 1/29/1998*	 $100.00       $100.00       $100.00
12/31/1998	 $ 29.17	 97.05	      201.89
12/31/1999	 $ 43.68	116.09	      413.92
12/31/2000	 $ 15.17	111.21	      230.50
12/31/2001	 $ 86.68	112.36	      174.53
12/31/2002	 $114.69	 88.11	      110.82
12/31/2003	 $294.06	128.09	      166.41


*  Indicates Company Initial Public Offering date of January 29, 1998.

The above comparison assumes $100 was invested on January 29, 1998 in:
(1) Merge Technologies Incorporated; (2) Russell 2000 Index; (3) NASDAQ Computer and Data Processing Index and assumes reinvestment of dividends.


<PAGE 19>


                            RELATED PARTY TRANSACTIONS
			   ----------------------------

	On July 17, 2003, the Company acquired RIS Logic. In connection with this merger, trusts for the benefit of Dr. Seidelmann's adult children received aggregate cash consideration in the amount of $295,290 and 63,358 shares of the Company's Common Stock. Dr. Seidelmann has disclaimed beneficial ownership of the shares held by these trusts. Also in connection with this merger, a trust for the benefit of Dr. Seidelmann's spouse received aggregate cash consideration in the amount of $422,892 cash and 96,284 of the Company's
Common Stock. Dr. Seidelmann was a director and Chairman of RIS Logic. Comparable consideration was made to every other former shareholder, warrant holder and option holder of RIS Logic as was made to the aforementioned trusts.

                           INDEPENDENT PUBLIC ACCOUNTANTS
			  --------------------------------

	The firm of KPMG LLP was the Company's independent public accountants for the 2003 fiscal year. Representatives of KPMG LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

	KPMG LLP continues to serve as the Company's independent public accountants of record for 2004.

	The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statement for 2002 and 2003 and fees billed for other services rendered by KPMG LLP in such fiscal years.

						  2002	          2003
						--------	--------
	Audit fees (1).......................	$309,000	$295,700
	 Audit related fees..................          0	  35,000
						--------	--------
	Audit and audit related fees.........	$309,000	$330,700
	 Tax fees (2)........................	  37,000	  10,700
	 All other fees......................	       0	       0
						--------	--------
	Total fees...........................	$346,000	$341,400

(1) Audit fees include fees for the annual audit, quarterly reviews, consents, review of registration statements and review of and assistance with Form 8-K filings.
(2) Tax fees consist of fees for tax compliance and tax consulting.

	The Audit Committee of the Board of Directors has considered whether the provision of the services not related to the audit of the financial statements acknowledged above, other than audit fees, is compatible with maintaining the independence of KPMG LLP.


<PAGE 20>


                            ANNUAL REPORT ON FORM 10-K
			   ----------------------------

	The Company hereby undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of the Company's Form 10-K Annual Report for the fiscal year ended December 31, 2003. Requests should be made to the Investor Relations Department at the Company's principal executive offices located at 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151; telephone number (414) 977-4000.


                      SHAREHOLDER PROPOSALS AND NOMINATIONS
		     ---------------------------------------

	No Shareholder proposals were received by the Company for inclusion in this year's Proxy Statement. If a Shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Company's Secretary at the Company's offices no later than December 10, 2004.

	If a Shareholder wishes to nominate a director, notice of a nomination for director must be received no later than February 1, 2005. The notice must include your name, address, the number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws. You must submit the nominee's consent to be elected and to serve. The Company may require any nominee to furnish any other information, within reason, that may be needed to determine the eligibility of the nominee.


               SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
	      --------------------------------------------------------

	Shareholders who wish to communicate with the Board of Directors may send correspondence to the Corporate Secretary, Merge Technologies Incorporated, 1126 South 70th Street, Milwaukee, Wisconsin 53214-3151. The Secretary will submit your correspondence to the Board or the appropriate Board committee, as applicable. Shareholders may communicate directly with the Chairman of the Board by sending correspondence to Chairman of the Board of Directors, Merge Technologies Incorporated, 1126 South 70th Street, Milwaukee, Wisconsin 53214-3151.


<PAGE 21>


				   ------------
				    Appendix A
				   ------------

			 MERGE TECHNOLOGIES INCORPORATED

 			     AUDIT COMMITTEE CHARTER

Organization
-------------

	The audit committee shall be composed of board members who are independent of the management of Merge Technologies Incorporated (the "Company") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. Such members of the audit committee shall be able to read and understand fundamental financial statements or will become able to do so in a reasonable period of time after the appointment to the audit committee. At least one (1) member of the audit committee shall have past employment experience in finance or requisite professional certificate in accounting or other comparable experience or background.

	The audit committee shall meet at least four (4) times annually, or more frequently as circumstances require.


Statement of Policy
--------------------

	Senior operating management of the Company, as overseen by the board of directors, is responsible for the Company's internal controls. The audit committee shall assist the Company's board members in fulfilling their responsibility to the Shareholders, potential Shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations and compliance with applicable laws and regulations. In so doing, the audit committee shall be responsible for maintaining open communication among board members, the independent auditors and the management of the Company.


Responsibilities
-----------------

	In carrying out its responsibility, the audit committee will:

	*	Review and recommend to the board the independent auditors to
		be selected to audit the financial statements of the Company. In addition, the committee will review the auditors' fees to determine whether they are appropriate for the services they render.

	*	Meet with the independent auditors and management of the
		Company to review the scope of the proposed audit for the current year and the audit procedures to be performed.

	*	Meet with the independent auditors and management of the
		Company at the conclusion of the audit to review the results of the audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.


<PAGE 22>


	*	Confirm and assure the independence of the independent auditors
		and review any management consulting services provided by the independent auditors and related fees.

	*	Review and approve in advance the scope of the fiscal year's
		independent audit and the audit fee, establish policies for the independent auditors' activities and any fees beyond the core audit, approve in advance all non-audit services to be performed by the independent auditors that are not otherwise prohibited by law and associated fees, and monitor the usage and fees paid to the independent auditors. The committee may delegate to the chair of the committee, or another member of the committee, the authority to pre-approve non-audit services not prohibited by law to be performed by the independent auditors. The chair shall report any decisions to pre-approve such services to the full committee at its next meeting.

	*	Verify that no member of the Company's management has been a
		member of the independent auditors' audit engagement team within the one (1) year period preceding the commencement of audit procedures by the independent auditors.

	*	Require that the Company's independent auditors inform the
		audit committee of what the independent auditors consider to be critical accounting policies relating to the preparation of the Company's financial statements.

	*	Review with the independent auditors and with the financial and
		accounting personnel the adequacy and effectiveness of the Company's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable.

	*	Review legal and regulatory matters that may have a material
		effect on the financial statements.

	*	Inquire of management and the independent auditors regarding
		significant risks or exposures and assess the steps management has taken to minimize such risks and exposures to the Company.

	*	Review the financial statements contained in the Form 10-K
		annual report and the annual report to shareholders with management and the independent auditors and recommend to the Board of Directors that such financial statements be approved.

	*	Verify that the Company's auditors have reviewed the Company's
		financial information prior to filing the Company's Form 10-Q
		Reports.

	*	Inquire of the independent auditors regarding their qualitative
		judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles and disclosure practices management employs for new transactions or events.

	*	Provide sufficient opportunity at all meetings of the audit
		committee for the independent auditors to meet with the members


<PAGE 23>

		of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial personnel and the cooperation which the independent auditors received during the course of the audit.

	*	Consider whether audit committee members are provided with
		appropriate background information and training and, when necessary, seek such information and training from management or the independent auditors.

	*	Submit the minutes of all meetings of the audit committee to
		the board.

	*	Investigate any matter brought to its attention within the
		scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

	*	Review the Company's proxy statement disclosure concerning the
		report of the audit committee and the independence of the members of the audit committee, include the audit committee charter as an exhibit to the Company's proxy statement at least once every three (3) years, review and reassess the adequacy of the audit committee charter on an annual basis and recommend any changes to the audit committee charter to the board.

	*	Review the disclosure made to Shareholders related to audit and
		non-audit services provided by, and fees paid to, the independent auditors.

	* 	Discuss earnings press releases, as well as financial
		information and earnings guidance provided to analysts and rating agencies.

	*	When deemed appropriate, obtain advice and assistance from
		outside legal, accounting and other advisers.

	*	Determine that the members of the audit committee satisfy
		all requirements of the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), or other principal exchange on which the Company's securities are traded, relating to audit committee members, as amended from time to time and as interpreted by the Board in its business judgment, within the time frames established in the rules, regardless of whether such rules would otherwise be applicable to the Committee. The Committee shall establish and maintain practices to provide reasonable assurance of the Company's compliance with the Nasdaq or other applicable rules relating to audit committee members.

	*	Establish a policy that is disseminated throughout the
		Company which provides that any employee of the Company may inform any officer or director of the Company of any complaints concerning, or the occurrence of any activity which the employee believes relates to, misleading accounting, internal accounting or auditing matters.

<PAGE 24>

				   ------------
				    Appendix B
				   ------------

		            NOMINATING COMMITTEE CHARTER

			 OF MERGE TECHNOLOGIES INCORPORATED

The Nominating Committee's responsibilities and powers as delegated by the board of directors are set forth in this charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the company and its Shareholders.

STATUS
--------

	* The Nominating Committee (the "Committee") is a committee of the board of directors.

PURPOSE
--------

	* As set forth herein, the Committee shall, among other things, discharge the responsibilities of the board of directors relating to the appropriate size, functioning and needs of the board including, but not limited to, recruitment and retention of high quality board members.

MEMBERSHIP
----------

	* The Committee shall consist of at least three (3) members of the board of directors as determined from time to time by the board.
	  Each member shall be "independent" in accordance with the listing standards of The Nasdaq Stock Market, Inc., as amended from time to time, or as defined in the Corporation's bylaws, as amended from time to time.

	* The board of directors shall appoint the members of this Committee at the first board meeting practicable following the annual meeting of Shareholders and may make changes from time to time pursuant to the provisions below. Unless a chair is appointed by the board of directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.

	* A Committee member may resign by delivering his or her written resignation to the chairman of the board of directors, or may be removed by majority vote of the board of directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

MEETINGS AND COMMITTEE ACTION
------------------------------

	* The Committee shall meet as often as may be required to fulfill its responsibilities. Meetings of the Committee shall be called by the chairman of the Committee upon such notice as is provided for in the bylaws of the Corporation with respect to meetings of the board of directors. A majority of the members shall constitute a quorum.


<PAGE 25>


	  Actions of the Committee may be taken in person or via teleconference at a meeting, or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the committee. The Committee shall report its minutes from each meeting to the board of directors.

	* The chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

DUTIES AND RESPONSIBILITIES
----------------------------

	The Committee's duties and responsibilities include:

	* Developing qualifications and guidelines for membership on the board.

	* Recommending members for the various board committees.

	* Developing programs for the continuing education of all directors and for the orientation of new directors.

POWERS AND AUTHORITY
---------------------

	Subject to such specific constraints as may be imposed by the board of directors, the board of directors delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

	* Recruiting, reviewing, conducting appropriate inquiries into the background and qualifications, and nominating candidates for election to the board of directors or to fill vacancies on the board of directors.

	* Reviewing candidates proposed by Shareholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.


<PAGE 26>







		===================================================
                    YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN
                  OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
                        FURTHER REQUESTS FOR PROXIES.  PLEASE
                      PROMPTLY MARK, SIGN, DATE AND RETURN THE
                      ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
		===================================================

<PAGE 27>


                           MERGE TECHNOLOGIES INCORPORATED
                               1126 SOUTH 70TH STREET
                                    SUITE S107B
                           MILWAUKEE, WISCONSIN 53214-3151

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


	The undersigned hereby appoints Richard A. Linden and Scott T. Veech, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, par value $0.01 per share (the "Common Stock"), of Merge Technologies Incorporated (the "Company") held of record by the undersigned on March 19, 2004, at the Annual Meeting of Shareholders to be held on May 20, 2004, or any adjournment thereof.

	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the proposals set forth herein.





                  (Continued and to be signed on the reverse side)


<PAGE e1>

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         MERGE TECHNOLOGIES INCORPORATED

                                   MAY 20, 2004





                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                 as possible.



  ** Please detach along perforated line and mail in the envelope provided. **


===============================================================================

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   X
					     -----
===============================================================================

1. Elect nine individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the Amended and Restated Bylaws (check one box).

					NOMINEES
					--------

	[   ] For all Nominees	[   ]	1. William C. Mortimore
	      			[   ]	2. Robert A. Barish, M.D.
				[   ]	3. Dennis Brown
	[   ] Withold Authority	[   ]	4. Michael D. Dunham
	      For all		[   ]	5. Robert T. Geras
	      Nominees		[   ]	6. Anna M. Hajek
	      			[   ]	7. Richard A. Linden
	[   ] For All Except	[   ]	8. Richard A. Reck
	      (See Instructions	[   ]	9. Frank E. Seidelmann, D.O.
	        Below)


Instructions: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [XX]

-------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to transact any other business as may properly come before the Meeting or any adjournment thereof.

	[   ]  For
	[   ]  Against
	[   ]  Abstain



===============================================================================

To change the address on your account, please check the box at right and  [   ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder:_____________________________________ Date:___________


Signature of Shareholder:_____________________________________ Date:___________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Is signer is a partnership, please sign in partnership name by authorized person.


<PAGE e2>
<END OF DOCUMENT>